Exhibit 10.2

STATE OF LOUISIANA
PARISH OF WEBSTER

                                   ASSIGNMENT

     Lanza Land Management, LLC, a Louisiana Limited Liability Company, whose mailing address is P.O. Box 458, Oil City, LA 71061

Hereinafter referred to as ASSIGNOR, (whether one or more) declared that they do by these present, sell, assign, transfer, convey and deliver unto:

     Perkins Oil & Gas, Inc., a Nevada corporation, herein represented by J. Michael Page, President and duly authorized, its mailing address of 1445 Marpole Avenue #409, Vancouver, BC V6H 1S5 Canada, hereinafter referred to as ASSIGNEE(S) (whether one or more).

No liens, encumbrances or compliance order violations exist on the attached listed leases.

This instrument is to assign a 25.00% Working Interest and a 18.75% Net Revenue Interest in the lease more property described in the attached Exhibit "A".

The consideration for this assignment is for the sum of TEN AND NO/100 ($10.00
USD) US DOLLARS and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged.

Assignees accept the said leases, wells and equipment in AS IS WHERE IS condition and WITHOUT WARRANTY either expressed or implied even to the return of purchase price.

Assignee shall comply with and does hereby assume and agree to perform Assignee's proportionate part of all expenses and implied covenants, obligations and reservations contained in this Lease, and the interest assigned herein are subject to and shall bear their proportionate shares of all existing burdens of the Lease.

These leases are made subject to all rights-of-way or easements; also, and all outstanding terms and conditions that are expressed in those conveyances of record affecting said leases and properties.

This assignment is effective May 31, 2012.

It is acknowledged that said Notary Public has not examined title and cannot be held responsible for any defects on might reveal by said examination of
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conveyance and mortgages or record. All information used herein was provided to said Notary Public by said parties.

IN WITNESS WHEREOF, this instrument is signed on this 9th day of July, 2012, in the presence of the undersigned witness and me, Notary Public, after reading of the whole.

WITNESSES:                                         ASSIGNOR:


/s/ J                                              /s/ Mario Lanza
-----------------------------                      -----------------------------
                                                   Mario Lanza, Manager
                                                   Lanza Land Management, LLC


/s/ D Lanza                                        /s/ Thomas Andrew Paul
-----------------------------                      -----------------------------
                                                   Notary Public
                                                   I.D. #004379
                                                   My Commission Is For Life


WITNESSES:                                         ASSIGNEE:


/s/ MM                                             /s/ J Michael Page
-----------------------------                      -----------------------------
                                                   J Michael Page
                                                   Perkins Oil & Gas, Inc.


                                                   /s/ David Parkes
                                                   -----------------------------
                                                   David Parkes
                                                   Barrister & Solicitor
                                                   460-2509 Granville St
                                                   Vancouver, BC  V6H 3H3
                                                   604-734-6838

                                    Exhibit A

The following described oil, gas and mineral lease is referenced to as "Perkins Lease".

Begin at the point where the North line of the Porterville-Sikes Ferry Road intersects the West line of the West Half of the Southeast Quarter of the Northeast Quarter (W/2 of SE/4 of NE/4), Section 36, Township 23 North, Range 11 West, thence run in an easterly direction along the North line of said road 190 feet, thence run North 380 feet, thence run West 285 feet to the West line of said W/2 of SE/4, thence run South 345 feet to the point of beginning, Webster Parish, Louisiana.

The above tracts comprising 3.00 acres, more or less, in the aggregate.